UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2004

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida		34110
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Results of Operation and Financial Condition

On November 17, 2004, Bancshares of Florida, Inc. (the “Company”) appointed Martin P. Mahan to its Board of Directors. Mr. Mahan is Executive Vice President and Chief Operating Officer of Bancshares of Florida and was President and Chief Executive Officer of Bank of Florida, Fort Lauderdale from May 2003 until November 2004. Prior to joining the Company, Mr. Mahan was Executive Vice President and Head of Retail Banking for Huntington Bancshares, Columbus, Ohio, where he managed retail and small business banking for 535 offices. Prior to joining Huntington, Mr. Mahan held senior management positions in several Florida markets, including over 17 years with Barnett Banks, Inc. where he was Executive Vice President and Director of Retail Banking.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancshares of Florida, Inc.
(Registrant)

Date: November 18, 2004	/s/ David G. Wallace
David G. Wallace
Executive Vice President and Chief Financial Officer